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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2005

NAVTEQ CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-21323 (Commission File Number)	77-0170321 (I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

        On April 20, 2005, the company issued a press release announcing its financial results for the quarter ended March 27, 2005. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

        The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        The following exhibit is filed with this Form 8-K:

          (c)

Exhibit No.	Description
99.1	Press Release dated April 20, 2005.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION
Date: April 20, 2005	By:	/s/ DAVID B. MULLEN David B. Mullen Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit Number	Description
99.1	Press Release dated March 27, 2005.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index of Exhibits